SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	March 14, 2008

PERMA-FIX ENVIRONMENTAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11596	58-1954497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 587-9898
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 1 - Registrant’s Business and Operations

Item 1.01 - Entry Into A Material Definitive Agreement

On March 14, 2008, Perma-Fix of Dayton, Inc., an Ohio corporation (“PFD”), a wholly owned subsidiary of Perma-Fix Environmental Services, Inc. (“Company”), sold substantially all of its assets to OGM, Ltd. (“OGM”), pursuant to the terms of an Asset Purchase Agreement, dated March 14, 2008, by and among the Company, PFD, and OGM. In consideration for such assets, OGM paid $2.143 million cash at the closing and assumed certain liabilities of PFD. The cash consideration is subject to certain working capital adjustments during the first half of 2008.

The disposition of substantially all of the assets of PFD represents the Company’s second transaction in connection with its plan to divest all or part of the Company’s Industrial Segment, as disclosed in a Current Report on Form 8-K filed on May 21, 2007. As previously disclosed, on January 8, 2008, Perma-Fix of Maryland, Inc. (“PFMD”), a wholly owned subsidiary of the Company within the Company’s Industrial Segment, sold substantially all of its assets to Triumvirate Environmental, Inc. (“TEI”), pursuant to the terms of an Asset Purchase Agreement, dated January 8, 2008, by and among the Company, PFMD, TEI and TEI’s subsidiary Triumvirate Environmental (Baltimore), LLC.

Section 2 - Financial Information

Item 2.01 - Completion of Acquisition or Disposition of Assets

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 2.01 by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(b)	Pro forma financial information

The Company has prepared unaudited pro forma financial information to present the impact of the following completed and proposed sales transactions:

•
Sale of substantially all of the assets of the Company’s wholly owned subsidiary, Perma-Fix of Maryland, Inc. As previously disclosed, this sale was made to a wholly owned subsidiary of Triumvirate Environmental, Inc. on January 8, 2008, for a sales price of $3.825 million cash plus or minus a working capital adjustment.

•
Sale of substantially all of the assets of the Company’s wholly owned subsidiary, Perma-Fix of Dayton, Inc. This sale was made to OGM, Ltd. on March 14, 2008, for a sales price of $2.143 million cash plus or minus a working capital adjustment.

•	Proposed sale of the remaining facilities/operations of the Company’s Industrial Segment as disclosed in Current Report on Form 8-K filed on May 21, 2007.

These unaudited pro forma financial statements should be read in conjunction with the Company’s historical consolidated financial statements and the related notes that are included in its Annual Report on Form 10-K for the year ended December 31, 2006 and its Quarterly Report on Form 10-Q for the nine months ended September 30, 2007.

(d)	Exhibits.

Exhibit	Description

10.1
Asset Purchase Agreement, dated March 14, 2008, by and between Perma-Fix Environmental Services, Inc., Perma-Fix of Dayton, Inc. and OGM, Ltd. The asset purchase agreement identifies certain schedules and exhibits to the asset purchase agreement. Such schedules and exhibits are not filed, and the Registrant agrees to furnish a copy of the omitted schedules and exhibits to the commission upon request.

99.1	Press Release, dated March 17, 2008 announcing disposition of assets of Perma-Fix of Dayton, Inc.
99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2008

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

	By:	/s/ Steven T. Baughman
Steven T. Baughman
Vice President and Chief Financial Officer